The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund (the “Fund”)

Supplement dated July 10, 2018 to the Fund’s Prospectus dated November 28, 2017, as supplemented May 21, 2018.

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The following disclosure is hereby added to the “Purchasing and Selling Fund Shares” section of the Prospectus:

Share Class Conversions

At no charge, you may convert one class of shares of the Fund directly to another class of shares of the Fund, by writing to or calling the Fund, subject to the eligibility requirements and the fees and expenses of the share class of the Fund you convert into. A conversion between share classes of the Fund is not a taxable event.

You may only convert shares between accounts with identical registrations (i.e., the same names and addresses). If you purchase shares through a financial intermediary, you may only convert into a share class of the Fund which your financial intermediary sells or services on the platform or program of the intermediary through which you own shares. Your financial intermediary can tell you which classes of shares of the Fund are available through your platform or program.

Please retain this supplement for future reference.

GQG-SK-004-0100